As filed with the Securities and Exchange Commission on June 10, 2002
                                                        Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

               ILLINOIS                                         36-3873352
     (State or Other Jurisdiction                             (IRS Employer
  of Incorporation or Organization)                       Identification Number)

                              727 NORTH BANK LANE
                        LAKE FOREST, ILLINOIS 60045-1951
                                 (847) 615-4096
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                DAVID A. DYKSTRA
            SENIOR EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER
                           AND CHIEF FINANCIAL OFFICER
                               727 NORTH BANK LANE
                        LAKE FOREST, ILLINOIS 60045-1951
                                 (847) 615-4096
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

      The Commission is requested to send copies of all communications to:

                                                      CHRISTOPHER M. KELLY, ESQ.
     JENNIFER R. EVANS, ESQ.                           TIMOTHY J. MELTON, ESQ.
VEDDER, PRICE, KAUFMAN & KAMMHOLZ                    JONES, DAY, REAVIS & POGUE
    222 NORTH LASALLE STREET                              77 WEST WACKER
  CHICAGO, ILLINOIS 60601-1003                         CHICAGO, ILLINOIS 60601
       (312) 609-7500                                      (312) 782-3939

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-89606

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                                                   ____________________

                                               CALCULATION OF REGISTRATION FEE
====================================================================================================================================
       TITLE OF EACH CLASS OF           AMOUNT TO BE       PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
    SECURITIES TO BE REGISTERED          REGISTERED           PRICE PER SHARE               OFFERING PRICE          REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, without par value*          212,750                  $28.70                    $6,105,925                  $562
====================================================================================================================================

------------------
*        Including the preferred share purchase rights associated therewith.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-89606) filed by Wintrust Financial Corporation with the Securities and Exchange Commission (the "Commission") on May 31, 2002, which was declared effective by the Commission on June 10, 2002, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

         5.1 Opinion of Vedder, Price, Kaufman & Kammholz regarding legality.*

         23.1     Consent of Ernst & Young LLP.*

         23.2 Consent of Vedder, Price, Kaufman & Kammholz (included in opinion filed as Exhibit 5.1).

         24.1     Power of Attorney, incorporated herein by reference to Exhibit
                  24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-89606).


------------------
*        Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, State of Illinois, on this 10th day of June, 2002.

                                       WINTRUST FINANCIAL CORPORATION

                                       By: /s/Edward J. Wehmer
                                           -------------------
                                           President and Chief Executive Officer

         We, the undersigned directors of Wintrust Financial Corporation, and each of us, do hereby constitute and appoint each and any of Edward J. Wehmer and David A. Dykstra our true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in our name and behalf in any and all capacities and to execute any and all instruments for us in our names in any and all capacities, which attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and any other registration statements related to the offering that is the subject of this registration statement filed pursuant to Rule 462; and we do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 10th day of June, 2002 in the capacities indicated.

           SIGNATURE                                  TITLE
           ---------                                  -----

/s/  Edward J. Wehmer                        President and Chief Executive
---------------------------------                 Officer and Director
     Edward J. Wehmer
                                     Senior Executive Vice President, Chief
/s/  David A. Dykstra              Operating Officer and Chief Financial Officer
---------------------------------         (Principal Financial Officer)
     David A. Dykstra

/s/  David L. Stoehr                     Senior Vice President-- Finance
---------------------------------         (Principal Accounting Officer)
     David L. Stoehr

/s/  John S. Lillard*
---------------------------------             Chairman and Director
     John S. Lillard

/s/  Joseph Alaimo*
---------------------------------                    Director
    Joseph Alaimo

/s/  Peter D. Crist*
---------------------------------                    Director
     Peter D. Crist

           SIGNATURE                                  TITLE
           ---------                                  -----

/s/  Bruce K. Crowther*
---------------------------------                    Director
     Bruce K. Crowther

/s/  Bert A. Getz, Jr.*
---------------------------------                    Director
     Bert A. Getz, Jr.

/s/  William C. Graft*
---------------------------------                    Director
     William C. Graft

/s/  Philip W. Hummer*
---------------------------------                    Director
     Philip W. Hummer

/s/  Raymond L. Kratzer*
---------------------------------                    Director
     Raymond L. Kratzer

/s/  James B. McCarthy*
---------------------------------                    Director
     James B. McCarthy

/s/  Marguerite Savard McKenna*
---------------------------------                    Director
     Marguerite Savard McKenna

/s/  Albin F. Moschner*
---------------------------------                    Director
     Albin F. Moschner

/s/  Dorothy M. Mueller*
---------------------------------                    Director
     Dorothy M. Mueller

/s/  Thomas J. Neis*
---------------------------------                    Director
     Thomas J. Neis

/s/  Christopher J. Perry*
---------------------------------                    Director
     Christopher J. Perry

/s/  Hollis W. Rademacher*
---------------------------------                    Director
     Hollis W. Rademacher

/s/  Penelope J. Randel*
---------------------------------                    Director
     Penelope J. Randel

/s/  J. Christopher Reyes*
---------------------------------                    Director
     J. Christopher Reyes

/s/  Peter Rusin*
---------------------------------                    Director
     Peter Rusin

/s/  John N. Schaper*
---------------------------------                    Director
     John N. Schaper

           SIGNATURE                                  TITLE
           ---------                                  -----

/s/  John J. Schornack*
---------------------------------                    Director
     John J. Schornack

/s/  Ingrid S. Stafford*
---------------------------------                    Director
     Ingrid S. Stafford

/s/  Katharine V. Sylvester*
---------------------------------                    Director
     Katharine V. Sylvester

/s/  Larry Wright*
---------------------------------                    Director
     Larry Wright


---------------------------
*Signed pursuant to power of attorney.



By:  /s/ David A. Dykstra
---------------------------------
         David A. Dykstra

                                  EXHIBIT LIST

         5.1 Opinion of Vedder, Price, Kaufman & Kammholz regarding legality.*

         23.1     Consent of Ernst & Young LLP.*

         23.2 Consent of Vedder, Price, Kaufman & Kammholz (included in opinion filed as Exhibit 5.1).

         24.1     Power of Attorney, incorporated herein by reference to Exhibit
                  24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-89606).


------------------
*        Filed herewith.